Alpha Natural Resources
RUNNING RIGHT


Chris

Second Quarter 2011 Earnings Call

August 4, 2011

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Operations Summary

Leading global supplier of metallurgical coal

Leader in U.S. export capacity: 25-30 MTPA

Substantial synergies: $220-260MM by mid-2013; Plus future benefits of optimization

Integration on track; Running Right roll-out exceeding expectations


Alpha Coal West
2 Surface Mines
2 Plants & LO's
Amfire
5 Deep Mines
11 Surface Mines
2 Plants & LO's
Pennsylvania Services
2 Deep Mines
2 Plants & LO's
Coal River East
13 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River West
4 Deep Mines
1 Surface Mine
3 Plants & LO's
Brooks Run West
6 Deep Mines
4 Surface Mines
4 Plants & LO's
Northern Kentucky
11 Deep Mines
3 Surface Mines
5 Plants & LO's
Brooks Run North
11 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River Surface
5 Surface Mines
2 Plants & LO's
Southern Kentucky
15 Deep Mines
4 Surface Mines
4 Plants & LO's
Virginia
23 Deep Mines
9 Surface Mines
4 Plants & LO's
Brooks Run South
14 Deep Mines
3 Surface Mines
5 Plants & LO's

LO=Loadouts

Overview of 2Q11 Results

Alpha Natural Resources, Inc. and Subsidiaries
Supplemental Sales, Operations and Financial Data
(In Thousands, Except Per Ton and Percentage Data)
(Unaudited)

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010	Legacy Massey Month of June 2011
Total revenues	$ 1,593,438	1,000,405	2,724,176	1,922,409	337,194
Total costs and expenses	1,626,739	946,872	2,678,263	1,811,284	444,199
Income from operations	(33,301)	53,533	45,913	111,125	(107,005)
Net income (loss)	$ (56,352)	$ 38,797	$ (6,504)	$ 52,838	
Net income (loss) Per Diluted Share	$ (0.36)	$ 0.32	$ (0.05)	$ 0.43	
Adjusted income from continuing operations	$ 150,613	$ 75,938	$ 230,357	$ 160,452	
Adjusted diluted earnings per common share from continuing operations	$ 0.96	$ 0.62	$ 1.65	$ 1.32	
EBITDA from continuing operations	$ 97,164	198,641	290,165	417,113	
Adjusted EBITDA from continuing operations	$ 361,913	$ 202,061	$ 577,183	$ 425,030	32,825
Operational Data					
Tons sold from continuing operations					
Powder River Basin	11,011	11,056	23,498	23,271	-
Eastern steam	7,673	5,886	12,532	12,400	2,460
Eastern metallurgical	4,363	3,267	7,983	5,903	917
Total	23,047	20,209	44,013	41,574	3,377
Average realized price per ton sold from continuing operations					
Powder River Basin	$ 11.92	$ 10.92	$ 11.92	$ 10.86	-
Eastern steam	66.65	66.11	66.74	66.79	68.01
Eastern metallurgical	176.08	117.61	160.52	109.17	182.16
Weighted average total	$ 61.22	$ 44.24	$ 54.48	$ 41.50	99.02
Coal revenues:					
Powder River Basin	$ 131,223	$ 120,744	$ 280,002	$ 252,820	-
Eastern steam	511,430	389,124	836,441	828,136	167,311
Eastern metallurgical	768,239	384,236	1,281,427	644,414	167,013
Total coal revenues	$ 1,410,892	$ 894,104	$ 2,397,870	$ 1,725,370	334,324
Adjusted cost of coal sales per ton from continuing operations					
Powder River Basin	$ 10.66	$ 9.01	$ 10.13	$ 8.93	
East	$ 70.84	$ 60.38	$ 71.03	$ 55.51	77.05
Weighted average total	$ 42.09	$ 32.28	$ 38.51	$ 29.44	
Adjusted weighted average coal margin per ton	$ 19.13	$ 11.96	$ 15.97	$ 12.06	21.96
Adjusted weighted average coal margin percentage	31.2%	27.0%	29.3%	29.1%	22.2%

Overview of 2Q11 Results


Cost Bridge for Eastern Costs per Ton
$75
$70
$65
$60
$55
$59.46
$1.50
$2.75
$2.50
$6.75
$0.75
$2.25
$1.00
$0.82
$71.03
2010 Cost/ton
Sales Related
Brokered Coal
Increased Met Volume
Steel Supplies
Longwall Volume
Diesel
Other
YTD 2011 Adjusted Cost/ton

Note: Compares combined Alpha total as adjusted for the June 2011 YTD period to Alpha stand-alone for FY10

Alpha Natural Resources
RUNNING RIGHT

Sub-optimal Sales Book Provides Opportunities

Alpha Coal Sales
Legacy Massey Sales Book Data
as of August 3, 2011
(Tons in 000s)

Description	2011*	2012	2013	Total
Steam (Utility)				
Committed / Priced	14,166	15,906	2,230	32,302
Average Per Ton Realization	$67.37	$67.82	$74.33	$68.07
Committed / Unpriced	0	2,770	2,850	5,620
Steam (Industrial)				
Committed / Priced	1,763	1,676	1,243	4,682
Average Per Ton Realization	$72.35	$66.50	$67.59	$68.99
Committed / Unpriced	0	869	0	869
Metallurgical				
Committed / Priced	4,753	1,114	0	5,867
Average Per Ton Realization	$153.11	$130.45	$0.00	$148.81
Committed / Unpriced	793	4,197	3,035	8,025
Total				
Committed / Priced	20,682	18,696	3,473	42,851
Average Per Ton Realization	$87.50	$71.43	$71.92	$79.23
Committed / Unpriced	793	7,836	5,885	14,514

*7 months, June - December, 2011

Alpha Natural Resources RUNNING RIGHT

Combined Guidance

Guidance

(in millions, except per-ton and percentage amounts)

	2011	2012
Average per Ton Sales Realization on Committed and Priced Coal Shipments[1,2]		
West	$11.92	$12.57
Eastern Steam	$66.60	$68.20
Eastern Met	$157.57	$142.87
Coal Shipments[3]	104.0 – 112.0	120.0 – 132.0
West	48.0 – 50.0	48.0 – 52.0
Eastern Steam[4]	37.0 – 41.0	49.0 – 54.0
Eastern Met	19.0 – 21.0	23.0 – 26.0
Committed and Priced (%)[5]	98%	59%
West	100%	91%
Eastern Steam	97%	50%
Eastern Met	86%	11%
Committed and Unpriced (%)[5,6]	2%	18%
West	0%	0%
Eastern Steam	1%	23%
Eastern Met	12%	45%
West – Cost of Coal Sales per Ton	$9.60 – $10.00	$9.75 – $10.50
East – Cost of Coal Sales per Ton[7]	$69.00 – $73.00	$69.00 – $73.00
Selling, General & Administrative Expense[8]	$250 – $270	$230 – $270
Depletion, Depreciation & Amortization	$750 – $780	$1,100 – $1,200
Interest Expense	$125 – $140	$160 – $175
Capital Expenditures[9]	$575 – $650	$700 – $850

NOTES:

1. Based on committed and priced coal shipments as of July 21, 2011.
2. Actual average per ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per ton realizations.
3. Eastern shipments in 2011 and 2012 include an estimated 3.0 to 4.0 million tons of brokered coal per year.
4. The 2011 shipment range for Eastern steam coal reflects the impact of a scheduled longwall move at the Cumberland mine in December of 2011, and a scheduled longwall move at the Emerald mine in October/November of 2011. The 2012 shipment range for Eastern steam coal reflects the impact of scheduled longwall moves at the Cumberland mine in April and August/September of 2012, and a scheduled longwall move at the Emerald mine in May/June of 2012.
5. As of July 21, 2011, compared to the midpoint of shipment guidance range.
6. In 2011, committed and unpriced Eastern tons include approximately 1.6 million tons of metallurgical coal subject to market pricing, and approximately 0.7 million tons of metallurgical coal subject to collared pricing with an average pricing range of $218 to $293 per ton, as well as legacy contracts covering approximately 0.2 million tons of steam coal subject to average indexed pricing estimated at $75.00 per ton. In 2012, committed and unpriced Eastern tons include approximately 9.9 million tons of metallurgical coal subject to market pricing, approximately 7.1 million tons of steam coal subject to market pricing, approximately 1.2 million tons of metallurgical coal subject to collared pricing with an average pricing range of $121 to $242 per ton, and approximately 4.1 million tons of steam coal subject to collared pricing with an average pricing range of $60 to $73 per ton, as well as legacy contracts covering 0.6 million tons of steam coal subject to average indexed pricing estimated at $75.45 per ton.
7. Excludes merger-related expenses, non-cash charges for write-up of acquired coal inventory and UBB charges. Alpha has not reconciled the adjusted Eastern cost of coal sales per ton to Eastern cost of coal sales per ton because merger-related expenses, a necessary reconciling item, cannot be reasonably predicted and Alpha is unable to provide guidance for such expenses. Accordingly, reconciliation to Eastern cost of coal sales per ton is not available without unreasonable effort.
8. Alpha has not reconciled the adjusted selling, general & administrative expense to selling, general & administrative expense because merger-related expenses, a necessary reconciling item, cannot be reasonably predicted and Alpha is unable to provide guidance for such expenses. Accordingly, reconciliation to selling, general & administrative expense is not available without unreasonable effort.
9. Includes the annual bonus bid payments on the Eagle Butte Federal Lease by Application (LBA) in the PRB of $36.1 million in 2011 and 2012.

Acquisition Accounting Impacts

Massey Aquisition Accounting
Estimated Accounting Impact
Amounts in $ millions

Adjustment Item	Preliminary Aquisition Accounting	Pro Forma Pre-tax Impact June	Pro Forma Pre-tax Impact Jun-Dec
Coal Inventory	133.5	(108.3)	(133.5)
PP&E	370.8	(5.1)	(35.7)
Mineral Reserve/Development	4,422.8	(12.5)	(87.5)
Transportation Contracts	112.1	(2.6)	(17.9)
Mining Permits	133.0	(0.5)	(3.6)
Coal Sales Contracts, net	(635.1)	30.9	258.1
Goodwill	2,156.6		
Other, net	(1,720.8)		
	4,972.9	**(98.1)**	**(20.1)**

Alpha Natural Resources RUNNING RIGHT

Balance Sheet Remains Strong Post-Merger

($ millions)	Maturity	As of 6/30/11
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	600
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
7.25% Senior Unsecured Bonds	August, 2014	298
6.0% Senior Notes	June, 2019	800
6.25% Senior Notes	June, 2021	700
Capital Lease	2035	16
Total Long-term Debt		**$3,361**

Liquidity and Credit Statistics

Cash & Equivalents and marketable securities	$1,186
Revolver	1,000
Accounts Receivable Securitization Facility	190
Less: Letters of Credit Outstanding	(165)
Total Potential Liquidity	**$2,211**

Note: Massey 6.875% Senior Notes due 2013 were fully redeemed on July 1, 2011 and are not reflected in total long-term debt

Significant Synergy Potential

Alpha Natural Resources *RUNNING RIGHT*

- Sales/Marketing/Logistics
- Operations
- SG&A and Sourcing
- Capital Allocation Efficiency

Annual Synergy Run Rates Grow Over Time


$150mm+
$220mm - $260mm
June 1, 2011
Mid-year 2012
Mid-year 2013

Synergy Discussion and Targets - 2013

Sales/Marketing/Logistics - $90M - $110M

- Coal blending, transportation, product and contract optimization

Operations - $80mm - $90mm

- Reduced turnover, plant efficiency, *Running Right*, improved safety performance

SG&A and Sourcing - $50mm - $60mm

- Equipment purchases, parts inventory, public company costs, insurance & surety, headcount redundancies

Reduction in Combined Capex - $50mm+

- Repair program, mine proximity, equipment overlap, etc.

Sales, Marketing & Logistics Synergies

Alpha Natural Resources
RUNNING RIGHT

Blending Opportunity – Just One Mine
- Complementary coking coal qualities identified
- Volumes ramp over time
- Significant margin enhancement



Synergies by Year ($ millions)
$35
$30
$25
$20
$15
$10
$5
$0
$11
$33
2011
2012
2013

Pax Thermal to Metallurgical
- Approx. 275,000 tons raw / 200,000 tons clean
- Utilize nearby Massey prep plant to reduce ash
- Excellent blend opportunity improves margins



$12
$10
$8
$6
$4
$2
$0
$5
$11
$11
2011
2012
2013

Alpha Natural Resources
RUNNING RIGHT

Operations Synergies

Enhanced Productivity
- Assumes reduced turnover rate, reduced production lost time & best practices sharing
- Reduced turnover can result in 3% increase in MEE* productivity
- Further productivity gains possible through the implementation of Running Right



Synergies by Year ($ millions)
$100
$80
$60
$40
$20
$0
$7
$66
$85
2011
2012
2013

Improvement of Prep Plant Efficiency
- Improved coal recovery rate, capturing more clean coal from the raw coal put into a plant, goes straight to the EBITDA line
- Assumes a 1% increase in efficiency by 2013



$35
$30
$25
$20
$15
$10
$5
$0
$2
$13
$32
2011
2012
2013

*MEE Central Appalachian operations, excluding Cumberland Resources

SG&A and Sourcing Synergies

Select SG&A Savings
- Eliminate duplicate corporate functions
- Eliminate duplicate A/R facility expense
- Reduction in citations
- Eliminate collateral - Massey's surety program
- Other initiatives



Synergies by Year ($ millions)
$30
$25
$20
$15
$10
$5
$0
$8
$20
$24
2011
2012
2013

Sourcing-related Savings
- Reduced costs - Higher purchasing volume
- Supplier consolidation
- Volume discounts
- Consistent procurement procedures
- Warehouse streamlining



$35
$30
$25
$20
$15
$10
$5
$0
$13
$30
$33
2011
2012
2013

Optimization Creates Sizable FCF Upside

Optimization Process

- Cultural focus on free cash flow
- Ongoing, iterative portfolio view
- Highest and best use of resources (capital dollars, employees, equipment)
- 2-5 year implementation – over and above synergies
- Focus on negative FCF mines totaling nearly $150mm per year from 2007-2010

First phase recently completed

- Identified 14 discrete opportunities
- Idling of Laurel Creek #8 mine already complete (July 18 implementation)
- All Laurel Creek employees redeployed at Kielty and Aracoma mines
- Approx. $9 million cumulative FCF improvement by 2012 for this project

Illustrative View: 4-Yr FCF Per Ton
Annualized Basis: 2007-2010



4-Yr Average FCF per ton
$60
$50
$40
$30
$20
$10
$0
0
-$10
-$20
-$30
High Performers
Directional Goal
4-Yr FCF: ($580MM)
Middle Performers
Average Annual Sales (mmTons)
Low

Training Sessions facilitating Integration

Alpha Natural Resources
RUNNING RIGHT

- Training has been well received by employees
- All employees complete Running Right training by end of August
- Supervisors receive 16 hours of safety skills training
- Management-focused "Leading Right" begins in August

END OF JULY

Sessions conducted	190
Employees trained	6,000
Man-hours completed	54,000



June
July
August
September
October
November
December
Leadership / Management Sessions Running Right & Safety Skills Training Kickoff
Running Right & Safety Skills Continue
Leading Right Begins & Safety Skills Continue
New Employee Running Right Training Is Complete
Leading Right & Safety Skills Training Continue
Leading Right & Safety Skills Training Complete
Positive Reinforcement
Encourages Future Engagement
Start
Positive Reinforcement
Committed to Running Right

Alpha Natural Resources
RUNNING RIGHT

Integration Update



Announce (1/29)
Planning Kickoff (4/7)
Close (6/1)
We Are Here (8/4)
End State
Strategic
Tactical
Integration Set-up
Detailed Planning and Pre-close Execution
Execution

	Description
Post-Close Execution	▪ Refinement of end state plans and execution of plans as soon as possible ▪ Synergy refinement and capture; new synergy identification and capture ▪ Kick-off of Optimization process
Execution of End State Projects	▪ 18 functional cross-company (ANR/ MEE/ Cumberland) teams ▪ 80 identified projects, generally confined to functional groups ▪ Time frame from execution varies from several weeks to over 18 months
Project Breakdown	▪ Short-term projects: Average 350 man hours per day. Timeframe: June 1 - October 1. Examples: new systems reporting, deployment of Running Right ▪ Medium-term projects: Average 300 man hours per day. Timeframe: June 1 - January 1, 2012. Examples: Finalization of acquisition accounting, tax provisioning ▪ Longer-term projects: Average 100 man hours per day. Timeframe: June 1 - beyond January 2012. Examples: Full benefits integration; ERP system fully rolled out

Summary

- Solid quarter with $362 mm in EBITDA
- Integration progressing on schedule
  - Running Right buy-in has been excellent across all new operations
- Synergy opportunities are greater than originally anticipated with expected synergies now in $220-$260 million range by mid-year 2013
- Our enhanced scale increases our opportunity set through optimization creating potential for incremental free cash flow in addition to synergies
- Leading U.S. supplier and exporter of metallurgical coal with expertise in blending and optimization
  - Globally → # 3 in metallurgical coal, # 5 overall coal producer
  - More export terminal capacity than any other US producer with nearly 30mm tons
- Continue to focus on integration, consistent execution and positive free cash-flow generation

Alpha Natural Resources


JOY
FOUNDATION
COAL WEST INC.
CHRISSY KAPLAN

Appendices

www.alphanr.com

2Q11 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of acquired intangibles less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to mergers, losses on early extinguishment of debt, UBB expenses, less various gains and losses not expected to recur on a quarterly basis. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as supplemental measures of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2011	2010	2011	2010
Income (loss) from continuing operations	$ (56,352)	$ 39,182	$ (6,504)	$ 53,852
Interest expense	29,859	18,504	45,469	40,624
Interest income	(1,012)	(848)	(2,057)	(1,528)
Income tax expense (benefit)	(9,494)	(4,928)	4,473	16,350
Depreciation, depletion and amortization	143,769	91,098	232,111	186,225
Amortization of acquired intangibles, net	(9,606)	55,633	16,673	121,590
EBITDA from continuing operations	97,164	198,641	290,165	417,113
Loss on early extinguishment of debt	4,556	1,349	4,556	1,349
Merger related expenses	254,412	2,071	276,681	6,568
UBB expenses	5,781	-	5,781	-
Adjusted EBITDA from continuing operations	$ 361,913	$ 202,061	$ 577,183	$ 425,030

Legacy Massey	One Month Ended June 30, 2011
Income (loss) from continuing operations	$ (107,005)
Depreciation, depletion and amortization	51,444
Amortization of acquired intangibles, net	(35,124)
Stock Related compensation and severance	9,411
Inventory	108,317
UBB expenses	5,781
Adjusted EBITDA from continuing operations	$ 32,825

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Note: Legacy Massey June 2011 is included in three and six month numbers for 2011

2Q11 Reconciliation of Adjusted Income

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income from Continuing Operations to Income from Continuing Operations
(In Thousands Except Shares and Per Share Data)
(Unaudited)

Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to mergers, losses on early extinguishment of debt, the portion of interest expense attributable to termination of hedge accounting for interest rate swaps, and amortization of acquired intangibles, UBB expenses, less various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and reversal of reserves for uncertain tax positions, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted diluted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
Income (loss) from continuing operations	$ (56,352)	$ 39,182	$ (6,504)	$ 53,852
Merger related expenses	254,412	2,071	276,681	6,568
UBB expenses	5,781	-	5,781	-
Amortization of acquired intangibles, net	(9,606)	55,633	16,673	121,590
Loss on early extinguishment of debt	4,556	1,349	4,556	1,349
Estimated income tax effect of above adjustments	(54,139)	(22,297)	(72,791)	(48,473)
Discrete tax charge from non-deductible transaction costs	5,961	-	5,961	-
Deferred tax charge from change in tax treatment of Medicare Part D deductions	-	-	-	25,566
Adjusted income from continuing operations	$ 150,613	$ 75,938	$ 230,357	$ 160,452
Weighted average shares--diluted	157,034,233	121,861,913	139,632,310	121,903,512
Adjusted diluted earnings per common share from continuing operations	$ 0.96	$ 0.62	$ 1.65	$ 1.32

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Note: Legacy Massey June 2011 is included in three and six month numbers for 2011

2Q11 Reconciliation of Adjusted Cost of Coal Sales

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Cost of Coal Sales

Adjusted cost of coal sales is a non-GAAP measure used by management to gauge performance and normalized production costs. Alpha defines adjusted cost of coal sales as cost of coal sales plus expenses attributable to mergers, less various gains and losses that are not expected to recur on a quarterly basis. The definition of cost of coal sales may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents cost of coal sales as a supplemental measure of the Company's performance that it believes are useful to securities analysts, investors and others in assessing the Company's performance over time. Cost of coal sales is not, however, a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, cost of coal sales is not calculated identically by all companies. A reconciliation of cost of coal sales is provided in the table below.

	Three months ended June 30, 2011	Six months ended June 30, 2011	Legacy Massey One month ended June 30, 2011
Adjusted cost of coal sales per ton from continuing operations	$ 70.84	$ 71.03	77.05
Impact of merger-related stock compensation and severence expenses	0.78	0.46	2.79
Imact of merger-related inventory expenses	9.00	5.28	32.08
Impact of UBB expenses	0.48	0.28	1.71
Cost of coal sales per ton from continuing operations	$ 81.10	$ 77.05	113.63
Total weighted average coal margin per ton	13.77	13.16	(14.61)
Total weighted average coal margin percentage	22.5%	24.2%	-14.8%

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Note: Legacy Massey June 2011 is included in three and six month numbers for 2011